EXHIBIT 10.7  Agreement  dated February 23, 1999 between the Company and Gregory
              G. Crowe


                                GREGORY G. CROWE
                                     Box 253
                            Bowen Island, B.C. Canada
                                     V0N 1G0

                            Telephone: (604) 947-0435
                            Facsimile: (604) 947-0125
                          E-mail: jrforbes@axionet.com

February 23, 1999

Aurora Gold Corporation
Suite 1505- 1060 Alberni Street,
Vancouver, B.C. Canada
V6E 4K2

Attention: Mr. David Jenkins

          Re:  Mineral Title - Claim Name: KUMEALON

Dear Sir,

     This letter will confirm that I, Gregory G. Crowe, am a nominee of Aurora Gold Corporation (the "Company"), a Delaware Corporation and that I am holding in trust and for the exclusive benefit of Aurora Gold Corporation the following Mineral Title, Tenure Number - 367630, Claim Name - KUMEALON, Owner Number - 105842, Owner Percent - 100%, Map Number - 103H13W, Mining Division - 19 Skeena, Units - 12, Tag Number - 236438.

     This letter will also confirm that I, Gregory G. Crowe, am a representative and agent for the Company in British Columbia, Canada.

Yours truly,

/s/ Gregory G. Crowe, M.Sc, P.Geo, P.Geol
-----------------------------------------

Accepted this 23rd day of February, 1999

Name:          /s/ David Jenkins
               -----------------

Company:       Aurora Gold Corporation

Position:      President



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